Exhibit 99.(a)(78)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:  The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on June 15-16, 2016, adopted resolutions which:

(a)                                 authorized the elimination of one (1) portfolio of common stock of the Corporation, consisting of four (4) classes, designated as Asian Equity Portfolio — Class I, Asian Equity Portfolio — Class A, Asian Equity Portfolio — Class L and Asian Equity Portfolio — Class C (the “Liquidated Portfolio”), none of which portfolio or classes have any shares outstanding; and

(b)                                 authorized the reduction to zero of the number of shares of common stock classified as shares of the Liquidated Portfolio.

THIRD:  The reduction to zero of the number of shares of the Liquidated Portfolio results in the decrease in the aggregate number of shares of common stock which the Corporation has authority to issue from seventy-eight billion five hundred million (78,500,000,000) shares of common stock to seventy-six billion (76,000,000,000) shares of common stock.

FOURTH:  As of immediately before the decrease in the number of authorized shares of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was seventy-eight billion five hundred million (78,500,000,000) shares of common stock, having an aggregate par value of seventy-eight million five hundred thousand dollars ($78,500,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Active International Allocation Portfolio — Class C	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares

Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Advantage Portfolio — Class C	500,000,000 shares
Asia Opportunity Portfolio — Class I	500,000,000 shares
Asia Opportunity Portfolio — Class A	1,000,000,000 shares
Asia Opportunity Portfolio — Class IS	500,000,000 shares
Asia Opportunity Portfolio — Class C	500,000,000 shares
Asian Equity Portfolio — Class I	500,000,000 shares
Asian Equity Portfolio — Class A	1,000,000,000 shares
Asian Equity Portfolio — Class L	500,000,000 shares
Asian Equity Portfolio — Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class C	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class C	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares
Emerging Markets Portfolio — Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class C	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class C	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class I	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class A	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class C	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares

Global Advantage Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class C	500,000,000 shares
Global Concentrated Portfolio — Class I	500,000,000 shares
Global Concentrated Portfolio — Class A	500,000,000 shares
Global Concentrated Portfolio — Class C	500,000,000 shares
Global Concentrated Portfolio — Class IS	500,000,000 shares
Global Core Portfolio — Class I	500,000,000 shares
Global Core Portfolio — Class A	500,000,000 shares
Global Core Portfolio — Class C	500,000,000 shares
Global Core Portfolio — Class IS	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class C	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class IS	500,000,000 shares
Global Franchise Portfolio — Class C	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Infrastructure Portfolio — Class C	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class C	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares
Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Opportunity Portfolio — Class C	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class C	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class C	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares

Growth Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class C	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class C	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class C	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Equity Portfolio — Class C	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class C	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class C	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class IS	500,000,000 shares
Multi-Asset Portfolio — Class C	500,000,000 shares
Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class C	500,000,000 shares
US Core Portfolio — Class I	500,000,000 shares
US Core Portfolio — Class A	500,000,000 shares
US Core Portfolio — Class C	500,000,000 shares
US Core Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class C	500,000,000 shares
Total	78,500,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

FIFTH:  After giving effect to the decrease in the number of authorized shares of stock of the Liquidated Portfolio and the aggregate number of authorized shares of stock of all classes of the Corporation, as set forth above, the total number of shares of stock of all classes that the Corporation has authority to issue is seventy-six billion (76,000,000,000) shares of common stock, having an aggregate par value of seventy-six million dollars ($76,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio — Class I	500,000,000 shares
Active International Allocation Portfolio — Class A	1,000,000,000 shares
Active International Allocation Portfolio — Class L	500,000,000 shares
Active International Allocation Portfolio — Class C	500,000,000 shares
Advantage Portfolio — Class I	500,000,000 shares
Advantage Portfolio — Class A	1,000,000,000 shares
Advantage Portfolio — Class L	500,000,000 shares
Advantage Portfolio — Class IS	500,000,000 shares
Advantage Portfolio — Class C	500,000,000 shares
Asia Opportunity Portfolio — Class I	500,000,000 shares
Asia Opportunity Portfolio — Class A	1,000,000,000 shares
Asia Opportunity Portfolio — Class IS	500,000,000 shares
Asia Opportunity Portfolio — Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio — Class C	500,000,000 shares
Emerging Markets Leaders Portfolio — Class I	500,000,000 shares
Emerging Markets Leaders Portfolio — Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio — Class L	500,000,000 shares
Emerging Markets Leaders Portfolio — Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio — Class C	500,000,000 shares
Emerging Markets Portfolio — Class I	500,000,000 shares
Emerging Markets Portfolio — Class A	1,000,000,000 shares
Emerging Markets Portfolio — Class L	500,000,000 shares
Emerging Markets Portfolio — Class IS	500,000,000 shares

Emerging Markets Portfolio — Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio — Class C	500,000,000 shares
Frontier Emerging Markets Portfolio — Class I	500,000,000 shares
Frontier Emerging Markets Portfolio — Class A	1,000,000,000 shares
Frontier Emerging Markets Portfolio — Class L	500,000,000 shares
Frontier Emerging Markets Portfolio — Class IS	500,000,000 shares
Frontier Emerging Markets Portfolio — Class C	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class I	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class A	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class C	500,000,000 shares
Fundamental Multi-Cap Core Portfolio — Class IS	500,000,000 shares
Global Advantage Portfolio — Class I	500,000,000 shares
Global Advantage Portfolio — Class A	1,000,000,000 shares
Global Advantage Portfolio — Class L	500,000,000 shares
Global Advantage Portfolio — Class C	500,000,000 shares
Global Concentrated Portfolio — Class I	500,000,000 shares
Global Concentrated Portfolio — Class A	500,000,000 shares
Global Concentrated Portfolio — Class C	500,000,000 shares
Global Concentrated Portfolio — Class IS	500,000,000 shares
Global Core Portfolio — Class I	500,000,000 shares
Global Core Portfolio — Class A	500,000,000 shares
Global Core Portfolio — Class C	500,000,000 shares
Global Core Portfolio — Class IS	500,000,000 shares
Global Discovery Portfolio — Class I	500,000,000 shares
Global Discovery Portfolio — Class A	1,000,000,000 shares
Global Discovery Portfolio — Class L	500,000,000 shares
Global Discovery Portfolio — Class C	500,000,000 shares
Global Franchise Portfolio — Class I	500,000,000 shares
Global Franchise Portfolio — Class A	1,000,000,000 shares
Global Franchise Portfolio — Class L	500,000,000 shares
Global Franchise Portfolio — Class IS	500,000,000 shares
Global Franchise Portfolio — Class C	500,000,000 shares
Global Infrastructure Portfolio — Class I	500,000,000 shares
Global Infrastructure Portfolio — Class A	1,000,000,000 shares
Global Infrastructure Portfolio — Class L	500,000,000 shares
Global Infrastructure Portfolio — Class IS	500,000,000 shares
Global Infrastructure Portfolio — Class C	500,000,000 shares
Global Insight Portfolio — Class I	500,000,000 shares
Global Insight Portfolio — Class A	500,000,000 shares
Global Insight Portfolio — Class L	500,000,000 shares
Global Insight Portfolio — Class C	500,000,000 shares
Global Opportunity Portfolio — Class I	500,000,000 shares
Global Opportunity Portfolio — Class A	1,000,000,000 shares

Global Opportunity Portfolio — Class L	500,000,000 shares
Global Opportunity Portfolio — Class IS	500,000,000 shares
Global Opportunity Portfolio — Class C	500,000,000 shares
Global Quality Portfolio — Class I	500,000,000 shares
Global Quality Portfolio — Class A	500,000,000 shares
Global Quality Portfolio — Class L	500,000,000 shares
Global Quality Portfolio — Class IS	500,000,000 shares
Global Quality Portfolio — Class C	500,000,000 shares
Global Real Estate Portfolio — Class I	500,000,000 shares
Global Real Estate Portfolio — Class A	1,000,000,000 shares
Global Real Estate Portfolio — Class L	500,000,000 shares
Global Real Estate Portfolio — Class IS	500,000,000 shares
Global Real Estate Portfolio — Class C	500,000,000 shares
Growth Portfolio — Class I	500,000,000 shares
Growth Portfolio — Class A	1,000,000,000 shares
Growth Portfolio — Class L	500,000,000 shares
Growth Portfolio — Class IS	500,000,000 shares
Growth Portfolio — Class C	500,000,000 shares
Insight Portfolio — Class I	500,000,000 shares
Insight Portfolio — Class A	500,000,000 shares
Insight Portfolio — Class L	500,000,000 shares
Insight Portfolio — Class C	500,000,000 shares
International Advantage Portfolio — Class I	500,000,000 shares
International Advantage Portfolio — Class A	1,000,000,000 shares
International Advantage Portfolio — Class L	500,000,000 shares
International Advantage Portfolio — Class C	500,000,000 shares
International Equity Portfolio — Class I	500,000,000 shares
International Equity Portfolio — Class A	1,000,000,000 shares
International Equity Portfolio — Class L	500,000,000 shares
International Equity Portfolio — Class IS	500,000,000 shares
International Equity Portfolio — Class C	500,000,000 shares
International Opportunity Portfolio — Class I	500,000,000 shares
International Opportunity Portfolio — Class A	1,000,000,000 shares
International Opportunity Portfolio — Class L	500,000,000 shares
International Opportunity Portfolio — Class IS	500,000,000 shares
International Opportunity Portfolio — Class C	500,000,000 shares
International Real Estate Portfolio — Class I	500,000,000 shares
International Real Estate Portfolio — Class A	500,000,000 shares
International Real Estate Portfolio — Class L	500,000,000 shares
International Real Estate Portfolio — Class IS	500,000,000 shares
International Real Estate Portfolio — Class C	500,000,000 shares
Multi-Asset Portfolio — Class I	500,000,000 shares
Multi-Asset Portfolio — Class A	1,000,000,000 shares
Multi-Asset Portfolio — Class L	500,000,000 shares
Multi-Asset Portfolio — Class IS	500,000,000 shares
Multi-Asset Portfolio — Class C	500,000,000 shares

Small Company Growth Portfolio — Class I	500,000,000 shares
Small Company Growth Portfolio — Class A	1,000,000,000 shares
Small Company Growth Portfolio — Class L	500,000,000 shares
Small Company Growth Portfolio — Class IS	500,000,000 shares
Small Company Growth Portfolio — Class C	500,000,000 shares
US Core Portfolio — Class I	500,000,000 shares
US Core Portfolio — Class A	500,000,000 shares
US Core Portfolio — Class C	500,000,000 shares
US Core Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class I	500,000,000 shares
U.S. Real Estate Portfolio — Class A	1,000,000,000 shares
U.S. Real Estate Portfolio — Class L	500,000,000 shares
U.S. Real Estate Portfolio — Class IS	500,000,000 shares
U.S. Real Estate Portfolio — Class C	500,000,000 shares
Total	76,000,000,000 shares

†     The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

SIXTH:  The number of shares of stock of the Liquidated Portfolio, and the aggregate number of shares of stock of all classes that the Corporation has authority to issue, has been decreased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 1st day of September, 2016.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

	By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President